First Eagle Real Estate Debt Fund

Consolidated Schedule of Investments

March 31, 2026 (unaudited)

Investments	Principal Amount ($)	Value ($)
Residential Transitional Loans - 76.0%
Northeast 24.3%
1103 Hoe NY LLC, 11571, 9.75%, 11/01/2026 ‡(a)	1,958,000	1,958,000
205 Fairview Ave. LLC, 11552, 9.25%, 07/01/2026 ‡(a)	1,923,000	1,923,000
365 Marrett Rd. LLC, 11671, 7.75%, 04/01/2027 ‡(a)	810,000	810,000
445 GK LLC, 11573, 9.63%, 07/01/2026 ‡(a)	2,005,000	2,005,000
521 Bayway Ave LLC, 11634, 8.25%, 12/01/2026 ‡(a)	581,820	581,820
70 Crest S. Orange LLC, 11667, 7.50%, 03/01/2027 ‡(a)	878,000	878,000
ABC Andover LLC, 11418, 9.00%, 05/01/2026 ‡(a)	1,182,800	1,182,800
AMCAN Consulting LLC, 11504, 9.00%, 05/01/2026 ‡(a)	228,000	228,000
Ladasato Realty LLC, 11674, 7.75%, 02/01/2027 ‡(a)	3,825,000	3,825,000
Le Roi Unique LLC, 11446, 10.34%, 04/01/2026 ‡(a)	107,600	107,600
Maraprano Development LLC, 11673, 7.75%, 04/01/2027 ‡(a)	720,000	720,000
NYC Holding Group LLC, 11426, 9.00%, 07/01/2026 ‡(a)	378,000	378,000
PPP Properties LLC, 11619, 8.50%, 11/01/2026 ‡(a)	342,194	342,194
Scribner Ave. Holdings LLC, 11646, 8.25%, 01/01/2027 ‡(a)	542,500	542,500
		15,481,914
Southeast 6.1%
Ames Dream Homes LLC, 11660, 9.13%, 08/02/2026 ‡(a)	149,000	149,000
Annamalayar LLC, 11643, 8.61%, 07/01/2027 ‡(a)	562,262	562,262
Cab Homez LLC, 11505, 9.29%, 05/01/2026 ‡(a)	193,000	193,000
Canopy West LLC, 11490, 9.00%, 11/01/2026 ‡(a)	197,250	197,250
Henry Investment Holdings LLC, 11443, 11.09%, 04/01/2026 ‡(a)	531,200	531,200
HHM Properties LLC, 11497, 7.75%, 05/01/2026 ‡(a)	311,200	311,200
J Harris Investments LLC, 11520, 8.04%, 05/01/2026 ‡(a)	60,000	60,000
Mornington Properties LLC, 11668, 7.50%, 04/01/2027 ‡(a)	86,750	86,750
Properties By T&M LLC, 11441, 10.84%, 04/01/2026 ‡(a)	119,700	119,700
Rabs Rehab LLC, 11666, 7.63%, 03/01/2027 ‡(a)	100,000	100,000
Rayna Properties LLC, 11437, 7.30%, 04/01/2026 ‡(a)	300,000	300,000
Structure Redevelopment LLC, 11664, 8.22%, 09/01/2027 ‡(a)	342,900	342,900
Structure Redevelopment LLC, 11675, 7.80%, 04/01/2027 ‡(a)	550,000	550,000
UKA Development LLC, 11656, 8.25%, 08/01/2027 ‡(a)	374,000	374,000
		3,877,262
Southwest 2.0%
Cadous LLC, 11532, 9.13%, 04/01/2026 ‡(a)	411,800	411,800
Two Friends One Goal LLC, 11502, 8.20%, 05/01/2026 ‡(a)	289,600	289,600
Vapa Investments LLC, 11636, 8.00%, 12/01/2026 ‡(a)	103,500	103,500
Vapa Investments LLC, 11647, 8.25%, 01/01/2027 ‡(a)	136,000	136,000
Vapa Investments LLC, 11648, 8.25%, 01/01/2027 ‡(a)	133,200	133,200
Vapa Investments LLC, 11649, 8.25%, 01/01/2027 ‡(a)	117,000	117,000
Vapa Investments LLC, 11669, 8.00%, 04/01/2027 ‡(a)	109,800	109,800
		1,300,900
West 43.6%
365 PNW Ventures LLC, 11600, 9.13%, 09/12/2026 ‡(a)	569,700	569,700
4333 Elmer Ave. LLC, 11670, 8.75%, 06/01/2027 ‡(a)	1,414,219	1,414,219
5 Star Discount Homes LLC, 11641, 8.50%, 11/01/2026 ‡(a)	3,202,482	3,202,482

See Notes to Consolidated Schedule of Investments.

(Continued)

First Eagle Real Estate Debt Fund

Consolidated Schedule of Investments

March 31, 2026 (unaudited)

Investments	Principal Amount ($)	Value ($)
Arlington Ave., Properties LLC, 11506, 10.04%, 05/01/2026 ‡(a)	478,000	478,000
Boise Views LLC, 11620, 8.69%, 05/01/2027 ‡(a)	1,945,639	1,945,639
California Cash Buyer LLC, 11659, 9.13%, 01/29/2027 ‡(a)	207,000	207,000
Dez Development LLC, 11560, 8.39%, 08/01/2026 ‡(a)	1,349,166	1,349,166
Farmstead TH LLC, 11562, 8.39%, 01/01/2027 ‡(a)	4,555,000	4,555,000
Guard Street Townhomes LLC, 11651, 8.39%, 01/01/2027 ‡(a)	707,400	707,400
House Buyers 208 LLC, 11661, 8.82%, 03/01/2027 ‡(a)	620,936	620,936
Ironhorse Fund LLC, 11559, 8.18%, 08/01/2026 ‡(a)	1,413,867	1,413,867
J and S Enterprises Group LLC, 11507, 9.30%, 05/01/2027 ‡(a)	719,500	719,500
Leah Court LLC, 11541, 8.85%, 04/01/2026 ‡(a)	306,404	306,404
Leah Court LLC, 11542, 8.85%, 04/01/2026 ‡(a)	306,404	306,404
Leah Court LLC, 11543, 8.85%, 04/01/2026 ‡(a)	306,404	306,404
Leah Court LLC, 11544, 8.85%, 04/01/2026 ‡(a)	306,404	306,404
Lief Nelson, 11645, 9.13%, 06/30/2026 ‡(a)	990,000	990,000
Muzzy Construction LLC, 11644, 7.97%, 01/01/2027 ‡(a)	274,447	274,447
P&K Development LLC, 11652, 9.23%, 07/01/2027 ‡(a)	243,750	243,750
Peaks Townhomes LLC, 11557, 8.90%, 11/01/2026 ‡(a)	2,135,944	2,135,944
Peaks Townhomes LLC, 11558, 8.90%, 11/01/2026 ‡(a)	2,962,492	2,962,492
Prima Homes Inc., 11563, 10.08%, 07/01/2026 ‡(a)	100,000	100,000
Sarian Homes, Inc., 11663, 8.32%, 03/01/2028 ‡(a)	420,958	420,958
Starboard I VA 20 LLC, 11432, 9.75%, 04/01/2026 ‡(a)	672,000	672,000
Investments Principal Amount ($) Value ($)
Sycamore Property Group LLC, 11657, 9.13%, 02/06/2027 ‡(a)	298,575	298,575
Taft Gardens LLC, 11561, 8.79%, 07/01/2026 ‡(a)	600,260	600,260
TERO Build LLC & Cervantes Realty Co. LLC, 11595, 9.13%, 09/09/2026 ‡(a)	720,000	720,000
		27,826,951
Total Residential Transitional Loans (Cost $48,487,027)		48,487,027

Investments	Principal Amount ($)	Value ($)
Residential Mortgage-Backed Securities - 12.0%

Bellemeade Re Ltd. (Bermuda)
Series 2025-1, Class B1, (30-Day Average SOFR + 5.05%), 8.71%, 10/25/2035 (b)(c)(d)	1,600,000	1,666,535
Ellington Financial Mortgage Trust
Series 2025-RTL1, Class M2, 8.33%, 11/25/2040 (b)(c)(d)	1,250,000	1,243,830
FHLMC MSCRTrust
Series 2026-MN13, Class B1, (30-Day Average SOFR + 4.50%), 8.17%, 03/25/2046 (b)(c)(d)	2,000,000	2,001,669
Home Re Ltd.
Series 2026-1, Class B1, (30-Day Average SOFR + 4.20%), 7.86%, 01/25/2036 (b)(c)(d)	1,500,000	1,516,275
Ocwen Loan Investment Trust
Series 2025-HB2, Class M4, 3.00%, 11/25/2038 (b)(e)	1,500,000	1,254,547
Total Residential Mortgage-Backed Securities (Cost $7,593,357)		7,682,856

Investments	Principal Amount ($)	Value ($)
Investment in Private Investment Vehicle - 5.5%

Land Banking Loans - 5.5%
Fox Hollow, 14.00%, 06/30/2028‡(a)	1,549,508	1,549,508
Haddon Brook, 14.00%, 01/31/2028‡(a)	984,370	961,434
Quarter Path, 13.50%, 07/31/2029‡(a)	979,458	976,716
Total Land Banking Loans (Cost $3,494,399)		3,487,658

See Notes to Consolidated Schedule of Investments.

(Continued)

First Eagle Real Estate Debt Fund

Consolidated Schedule of Investments

March 31, 2026 (unaudited)

Investments	Shares	Value ($)
Short-Term Investments - 4.5%

Investment Companies - 4.5%
BlackRock FedFund - Institutional Shares 3.55% (f)
(Cost $2,860,233)	2,860,233	2,860,233

Total Investments - 98.0% (Cost $62,435,016)		62,517,774
Reverse Repurchase Agreement - (4.5)% (Proceeds $(2,889,000))		(2,889,000)
Other assets less liabilities - 6.5%		4,136,181
Net Assets - 100.0%		63,764,955

‡	Value determined using significant unobservable inputs.
(a)	Represents a security that is subject to legal or contractual restrictions on resale. The Fund generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. Its investments are therefore generally subject to certain limitations on resale, and may be deemed to be ''restricted securities'' under the Securities Act. Total value of all such securities at March 31, 2026 amounted to $51,974,685, which represents approximately 81.51% of net assets of the Fund.

			Carrying Value
			Per
Loans	Acquisition Date	Cost	Share/Principal
Residential Transitional Loans
1103 Hoe NY LLC, 11571	08/26/25 - 12/24/25	$1,958,000	$100.00
205 Fairview Ave. LLC, 11552	08/07/25 - 12/19/25	1,923,000	100.00
365 Marrett Rd. LLC, 11671	03/26/26	810,000	100.00
365 PNW Ventures LLC, 11600	10/10/25	569,700	100.00
4333 Elmer Ave. LLC, 11670	03/24/26 - 03/30/26	1,414,219	100.00
445 GK LLC, 11573	08/26/25 - 10/29/25	2,005,000	100.00
5 Star Discount Homes LLC, 11641	12/12/25 - 03/26/26	3,202,482	100.00
521 Bayway Ave LLC, 11634	12/10/25 - 02/04/26	581,820	100.00
70 Crest S. Orange LLC, 11667	03/13/26	878,000	100.00
ABC Andover LLC, 11418	04/02/25 - 02/13/26	1,182,800	100.00
AMCAN Consulting LLC, 11504	05/01/25 - 12/15/25	228,000	100.00
Ames Dream Homes LLC, 11660	02/18/26	149,000	100.00
Annamalayar LLC, 11643	12/30/25	562,262	100.00
Arlington Ave., Properties LLC, 11506	05/01/25 - 10/24/25	478,000	100.00
Boise Views LLC, 11620	10/24/25 - 10/31/25	1,945,639	100.00
Cab Homez LLC, 11505	05/01/25 - 10/24/25	193,000	100.00
Cadous LLC, 11532	05/15/25	411,800	100.00
California Cash Buyer LLC, 11659	02/18/26	207,000	100.00
Canopy West LLC, 11490	05/01/25 - 10/22/25	197,250	100.00
Dez Development LLC, 11560	08/07/25 - 12/31/25	1,349,166	100.00
Farmstead TH LLC, 11562	08/14/25	4,555,000	100.00
Guard Street Townhomes LLC, 11651	01/16/26	707,400	100.00
Henry Investment Holdings LLC, 11443	04/04/25 - 06/10/25	531,200	100.00
HHM Properties LLC, 11497	05/01/25 - 01/26/26	311,200	100.00
J Harris Investments LLC, 11520	05/01/25	60,000	100.00
House Buyers 208 LLC, 11661	03/12/26	620,936	100.00
Ironhorse Fund LLC, 11559	08/07/25 - 11/03/25	1,413,867	100.00
J and S Enterprises Group LLC, 11507	05/01/25 - 03/17/26	719,500	100.00
Ladasato Realty LLC, 11674	03/26/26	3,825,000	100.00
Le Roi Unique LLC, 11446	04/04/25 - 05/07/25	107,600	100.00
Leah Court LLC, 11541	07/03/25 - 02/27/26	306,404	100.00
Leah Court LLC, 11542	07/03/25 - 02/27/26	306,404	100.00
Leah Court LLC, 11543	07/03/25 - 02/27/26	306,404	100.00
Leah Court LLC, 11544	07/03/25 - 02/27/26	306,404	100.00
Lief Nelson, 11645	01/12/26	990,000	100.00
Maraprano Development LLC, 11673	03/26/26	720,000	100.00
Mornington Properties LLC, 11668	03/13/26	86,750	100.00
Muzzy Construction LLC, 11644	12/30/25 - 03/26/26	274,447	100.00
NYC Holding Group LLC, 11426	04/02/25	378,000	100.00
P&K Development LLC, 11652	01/16/26	243,750	100.00
Peaks Townhomes LLC, 11557	08/07/25 - 03/19/26	2,135,944	100.00
Peaks Townhomes LLC, 11558	08/07/25 - 03/18/26	2,962,492	100.00
PPP Properties LLC, 11619	10/29/25 - 01/29/26	342,194	100.00
Prima Homes Inc., 11563	08/14/25	100,000	100.00
Properties By T&M LLC, 11441	04/04/25 - 11/12/25	119,700	100.00
Rabs Rehab LLC, 11666	03/13/26	100,000	100.00
Rayna Properties LLC, 11437	04/04/25	300,000	100.00
Sarian Homes, Inc., 11663	03/12/26 - 03/26/26	420,958	100.00
Scribner Ave. Holdings LLC, 11646	01/13/26 - 02/26/26	542,500	100.00
Starboard I VA 20 LLC, 11432	04/02/25	672,000	100.00
Structure Redevelopment LLC, 11664	03/12/26	342,900	100.00
Structure Redevelopment LLC, 11675	03/27/26	550,000	100.00
Sycamore Property Group LLC, 11657	02/11/26 - 03/25/26	298,575	100.00
Taft Gardens LLC, 11561	08/14/25 - 02/13/26	600,260	100.00
TERO Build LLC & Cervantes Realty Co. LLC, 11595	09/25/25 - 11/21/25	720,000	100.00
Two Friends One Goal LLC, 11502	05/01/25 - 08/26/25	289,600	100.00
UKA Development LLC, 11656	01/30/26	374,000	100.00
Vapa Investments LLC, 11636	12/10/25	103,500	100.00
Vapa Investments LLC, 11647	01/13/26	136,000	100.00
Vapa Investments LLC, 11648	01/13/26	133,200	100.00
Vapa Investments LLC, 11649	01/13/26	117,000	100.00
Vapa Investments LLC, 11669	03/13/26	109,800	100.00
Total Residential Transitional Loans		48,487,027
Land Banking Loans
Fox Hollow	02/13/26 - 03/01/26	1,549,508	100.00
Haddon Brook	01/23/26 - 03/26/26	965,432	97.67
Quarter Path	12/18/25 - 03/26/26	979,459	99.72
Total Land Banking Loans		3,494,399
		$51,981,426

(b)	Securities exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. Total value of all such securities at March 31, 2026 amounted to $7,682,856, which represents approximately 12.05% of net assets of the Fund.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of March 31, 2026.
(d)	A portion or all of the security is designated as collateral for reverse repurchase agreements.
(e)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of March 31, 2026.
(f)	Represents 7-day effective yield as of March 31, 2026.

Abbreviations
FHLMC	Federal Home Loan Mortgage Corp.
SOFR	Secured Overnight Financing Rate

See Notes to Consolidated Schedule of Investments.

(Continued)

First Eagle Real Estate Debt Fund

Consolidated Schedule of Investments

March 31, 2026 (unaudited)

REVERSE REPURCHASE AGREEMENT

Counterparty	Interest Rate (%)	Trade Date	Maturity Date	Face value ($)	Face Value Including Accrued Interest ($)	Type of Non Cash Underlying Collateral	Remaining Contractual Maturity of Agreement
RBC Capital Markets Corporation	5.32	11/17/2025	05/18/2026	(740,000)	(754,764)	Residential Mortgage-Backed Securities	47
RBC Capital Markets Corporation	5.48	11/18/2025	05/18/2026	(450,000)	(459,179)	Residential Mortgage-Backed Securities	47
RBC Capital Markets Corporation	5.24	01/29/2026	06/29/2026	(695,000)	(701,272)	Residential Mortgage-Backed Securities	89
RBC Capital Markets Corporation	5.20	03/31/2026	08/31/2026	(1,004,000)	(1,004,145)	Residential Mortgage-Backed Securities	152

Percent of
Region Diversification for Portfolio Holdings	Net Assets
Northeast	24.3%
Southeast	6.1
Southwest	2.0
West	43.6
Residential Mortgage-Backed Securities	12.0
Land Banking Loans	5.5
Short-Term Investments	4.5
Total Investments	98.0%

See Notes to Consolidated Schedule of Investments.

(Continued)

Notes to Consolidated Schedule of Investments (unaudited)

Note 1 — Organization

First Eagle Real Estate Debt Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that continuously offers its shares of beneficial interest (the “Common Shares”), and is operated as an “interval fund.” The Fund is a statutory trust organized under the laws of Delaware pursuant to a Declaration of Trust governed by the laws of the State of Delaware as amended and restated by the Third Amended and Restated Declaration of Trust, dated as of December 6, 2024.

The Fund’s investment objective is to seek to provide attractive risk-adjusted returns and current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, a majority of its Managed Assets in a portfolio of residential and residential-related real estate-related investments. The Fund will invest, under normal market conditions, at least 80% of its Managed Assets in a portfolio of public and private real estate-related debt investments. These investments will include: short-term mortgage loans of typically 12 to 36 months to real-estate builders and other investors to purchase, renovate and resell or rent residential single or multi-family properties (“Residential Transitional Loans”) through one or more special purpose vehicles (“SPVs”), each a wholly-owned subsidiary of the Fund; homebuilder development financing (“Land Banking”) either through one or more joint ventures with a local operating partner, each a majority-owned subsidiary of a taxable REIT subsidiary of the Fund through which the Fund and the operating partner will equally share voting control over the joint venture’s operations, or in the form of loans to borrowers; mezzanine financing structured as subordinated debt backed by single or multi-family properties or loans (“Residential Mezzanine Loans”); and agency and non-agency residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), and credit risk transfer (“CRT”) securities issued by the U.S. Federal National Mortgage Association and the U.S. Federal Home Loan Mortgage Corporation.

The fund currently offers six classes to Common Shares: Class A-1 Shares, Class A-2 Shares, Class A-3 Shares, Class A-4 Shares, Class I Shares and Class W Shares. Class A-1 Shares and Class W Shares are offered starting April 30, 2026. The Fund has been granted exemptive relief (the “Exemptive Relief”) from the Securities and Exchange Commission (the “SEC”) that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. The Fund may offer additional classes of shares in the future.

First Eagle Investment Management, LLC (the “Adviser”) is the investment adviser of the Fund. The Adviser is a subsidiary of First Eagle Holdings, Inc. (“First Eagle Holdings”). A controlling interest in First Eagle Holdings is owned by funds managed by Genstar Capital, LLC.

Napier Park Global Capital (US) LP (“Napier Park” or the “Subadviser” and together with the Adviser, the “Advisers”) serves as the Fund’s investment subadviser.

Napier Park is a global alternative investment adviser known for its management of collateralized loan obligations, separately managed accounts and commingled funds. The portfolio management team of the Subadviser, including at the Subadviser’s predecessor firm, has been investing in public securities, including mortgage-backed securities, asset-backed securities, and consumer debt, since 2008, and has been investing in private real estate debt since 2015. The Subadviser is an indirect wholly-owned subsidiary of the Adviser.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards (the “FASB”) Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”).

a)	Investments in Subsidiaries — An SPV, a wholly-owned subsidiary of the Fund, was established to invest in Residential Transitional Loans (“First Eagle Real Estate Debt Fund SPV”). As of March 31, 2026, the SPV has $53,141,502 in net assets, 83.34% of the Fund’s net assets. The assets and credit of the SPV are not available to satisfy the obligations of the Fund. The First Eagle Real Estate Debt Cayman Fund, Ltd., established on January 6, 2025, is an exempted company under the laws of the Cayman Islands. As of March 31, 2026, the First Eagle Real Estate Debt Cayman Fund, Ltd. has $3,856,001 in net assets, representing 6.05% of the Real Estate Debt Fund’s net assets. The First Eagle Real Estate Debt Security TRS, LLC was formed on May 21, 2025. As of March 31, 2026, the First Eagle Real Estate Debt Security TRS, LLC has $0 in net assets, representing 0.00% of the Real Estate Debt Fund’s net assets. The consolidated financial statements include the accounts of the Fund, the First Eagle Real Estate Debt Fund SPV, First Eagle Real Estate Debt Security TRS, LLC, and the First Eagle Real Estate Debt Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated.

b)	Investment Valuation — The Fund’s net asset value (“NAV”) per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The Fund computes its NAV per share as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading.

The Fund’s securities are valued by various methods, as described below:

Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, such holdings may be “fair valued” in accordance with procedures adopted by the Board (the “Fair Value Procedures”). The Board of Trustees of the Fund (the “Board”) has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy, as amended from time to time, to the Adviser and the Subadviser, and has authorized the use of independent third-party pricing and valuation services that have been approved by the Board.

Public real estate investments, which typically will be publicly traded debt securities, are valued primarily using prices provided by approved independent pricing services. If prices from approved independent pricing services are not available, broker prices will be used. If neither the price from the approved service providers nor the broker price is available, the security will be fair valued in accordance with the Fair Value Procedures. The Adviser and Subadviser will receive daily monitoring reports from the Fund’s administrator, including information relevant to the pricing analysis for these investments.

Residential Transitional Loans and Land Banking Loans may be valued at cost for a period following closing as cost represents fair value for this period. Otherwise, these investments primarily are valued by the Fund’s administrator using prices provided by approved independent pricing services, generally updated on a monthly basis and reflecting pricing models that include inputs like estimated cash flows and performance/delinquency adjustments and forecasts. These prices are reviewed by the Subadviser to confirm that the valuation provided is within a reasonable range. For Residential Transitional Loans, the Subadviser will receive monthly monitoring reports from the loan servicer, including information relevant to the pricing analysis for these investments (e.g., delinquency rates). Information from monitoring reports and from the Subadviser’s proprietary due diligence review of these investments is provided to the Fund’s administrator and/or the independent pricing service provider, which will incorporate relevant information in its pricing analysis.

Repurchase agreements and reverse repurchase agreements are valued at contract amount plus accrued interest.

Investment companies, including money market funds, are valued at their net asset value.

If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued as described below. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparables and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities;

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.);

Level 3 — Other significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The estimated fair value of the residential transitional loans is affected by, among others, interest rates, historical default rates of similar loans, value of the underlying property and the creditworthiness of the borrower. As a result, determining fair value involves assumptions, which may be subjective in nature. Further, the investments may be held for investment income generation and thus may not be presently held for sale. As a result, amounts ultimately realized from the investments may vary significantly from the estimates of fair value recorded and the differences could be material to the Fund’s consolidated financial statements.

The Fund values its interests in private loans through an income approach whereby cash flows are discounted using an estimated market participant required yield to maturity, as applicable.

Fair valuation of securities, other financial instruments or other assets (collectively, “securities”) held by the Fund are determined in good faith by the Adviser as “valuation designee” under the oversight of the Board. The Board Valuation, Liquidity and Allocations Committee (the “Committee”) oversees the execution of the valuation procedures for the Fund. In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser the “valuation designee” to perform the Fund’s fair value determinations. The Adviser’s fair valuation process is subject to Board oversight and certain reporting and other requirements.

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of March 31, 2026:

First Eagle Real Estate Debt Fund

Description†	Level 1	Level 2	Level 3‡	Total
Assets:
Land Banking Loans	$–	$–	$3,487,658	$3,487,658
Residential Mortgage-Backed Securities	–	7,682,856	–	7,682,856
Residential Transitional Loans	–	–	48,487,027	48,487,027
Short-Term Investments	2,860,233	–	–	2,860,233
Total	$2,860,233	$7,682,856	$51,974,685	$62,517,774

Liabilities:
Reverse Repurchase Agreements (Sold Short)	$–	$(2,889,000)	$–	$(2,889,000)
Total	$–	$(2,889,000)	$–	$(2,889,000)

† See Schedule of Investments for additional detailed categorizations.

‡ Value determined using significant unobservable inputs.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Land Banking Loans	Residential Transitional Loans	Total
Beginning Balance —market value	$907,230	$43,994,862	$44,902,092
Purchases(1)	2,585,481	16,136,065	18,721,546
Sales (2)	—	(11,643,900)	(11,643,900)
Transfer In — Level 3	—	—	—
Transfer Out — Level 3	—	—	—
Accrued discounts/ (premiums)	1,687	—	1,687
Realized Gains (Losses)	—	—	—
Change in Unrealized Appreciation (Depreciation)	(6,740)	—	(6,740)
Ending Balance — market value	$3,487,658	$48,487,027	$51,974,685
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(6,740)	$—	$(6,740)

(1) Purchases include all purchases of securities and securities received in corporate actions.

(2) Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The following is a summary of the Fund’s valuation techniques and significant amounts of unobservable inputs used in the Fund’s Level 3 securities as of March 31, 2026:

Disclosure on the Unobservable Inputs for First Eagle Real Estate Debt Fund as of March 31, 2026

Investment Type	Fair Value as of March 31, 2026	Valuation Technique(s)	Unobservable Inputs	Range (Weighted Average)	Direction Change in Fair Value Resulting from Increase in Unobservable Inputs (a)
Residential Transitional Loans	48,487,027	Discount Cash Flow	Comparable Yield	7.66% - 11.84% (9.04%)	Decrease
Land Banking Loans	3,487,658	Discount Cash Flow	Comparable Yield	12.28% - 14.28% (13.28%)	Decrease

Notes:

(a) This column represents the direction change in the fair value of level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determination.

Note 3 — Securities and other Investments

a)	Residential Mortgage-Backed Securities — Holders of Residential Mortgage-Backed Securities bear various risks, including credit, market, interest rate, structural and legal risks. RMBS represent interests in pools of residential mortgage loans secured by one to four family residential mortgage loans. Such loans may be prepaid at any time. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity, although such loans may be securitized by government agencies and the securities issued are guaranteed. The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s “equity” in the mortgaged property and the financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure of such residential mortgage loan may be a lengthy and difficult process and may involve significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties may be very limited.

b)	Short-term Mortgage Loans — Short-term mortgage loans of typically 12 to 36 months to real-estate builders and other investors to purchase, renovate and resell or rent residential single or multi-family properties through one or more SPVs.

c)	Land Banking Loans — Homebuilder development financing in the form of loans to developers that are secured by real property so that the developers can acquire land and then sell finished lots to homebuilders at a fixed price on a pre-determined schedule.

d)	Repurchase Agreements and Reverse Repurchase Agreements — The Fund may enter into repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. If the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

A reverse repurchase agreement or dollar roll involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. The Fund may be subject to an increase in borrowing costs if the counterparty to a reverse repurchase agreement seeks to increase the rate of borrowing upon a roll of the repurchase agreement. In addition, the Fund could be subject to a “margin call,” pursuant to which the Fund must either deposit additional collateral with the counterparty or suffer mandatory liquidation of the securities subject to repurchase to compensate for the decline in value.

Repurchase and reverse repurchase agreements can have effects similar to margin trading and other leveraging strategies.

The Fund pledged securities as collateral valued at $6,428,309 which have been identified on the Schedule of Investments.

For the period ended March 31, 2026, the average borrowings for the Fund were $2,309,267 over 90 days. The average borrowing rate for the Fund   was 5.22%.

e)	Derivative Transactions — Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions (as defined below). Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board. Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and nonrecourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and nonstandard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Note 4 — Unfunded Commitment

As of March 31, 2026, the Fund had the following unfunded loan commitments outstanding, which could be extended at the option of the borrower:

Loan	Principal Amount	Value	Net Unrealized Appreciation (Depreciation)
Residential Transitional Loans
1103 Hoe NY LLC, 11571	$17,000	$17,000	$-
365 Marrett Rd. LLC, 11671	125,000	125,000	-
4333 Elmer Ave. LLC, 11670	681,781	681,781	-
445 GK LLC, 11573	995,000	995,000	-
5 Star Discount Homes LLC, 11641	477,517	477,517	-
70 Crest S. Orange LLC, 11667	464,200	464,200	-
ABC Andover LLC, 11418	47,900	47,900	-
Annamalayar LLC, 11643	1,011,610	1,011,610	-
Arlington Ave., Properties LLC, 11506	175,000	175,000	-
Canopy West LLC, 11490	32,550	32,550	-
Dez Development LLC, 11560	20,000	20,000	-
Guard Street Townhomes LLC, 11651	551,000	551,000	-
House Buyers 208 LLC, 11661	1,024,172	1,024,172	-
Ironhorse Fund LLC, 11559	434,633	434,633	-
J Harris Investments LLC, 11520	72,200	72,200	-
Maraprano Development LLC, 11673	920,000	920,000	-
Mornington Properties LLC, 11668	46,250	46,250	-
Muzzy Construction LLC, 11644	2,650	2,650	-
NYC Holding Group LLC, 11426	150,000	150,000	-
Peaks Townhomes LLC, 11557	392,644	392,644	-
Peaks Townhomes LLC, 11558	141,044	141,044	-
Properties By T&M LLC, 11441	40,700	40,700	-
Rabs Rehab LLC, 11666	35,930	35,930	-
Sarian Homes, Inc., 11663	699,042	699,042	-
Scribner Ave. Holdings LLC, 11646	70,000	70,000	-
Structure Redevelopment LLC, 11664	910,000	910,000	-
Sycamore Property Group LLC, 11657	26,925	26,925	-
Taft Gardens LLC, 11561	337,740	337,740	-
UKA Development LLC, 11656	450,000	450,000	-
Vapa Investments LLC, 11636	35,533	35,533	-
Vapa Investments LLC, 11647	40,000	40,000	-
Vapa Investments LLC, 11648	40,639	40,639	-
Vapa Investments LLC, 11649	31,486	31,486	-
Vapa Investments LLC, 11669	28,257	28,257	-
Total Residential Transitional Loans	10,528,403	10,528,403	-
Land Banking Loans
Fox Hollow	1,558,313	1,558,313	-
Haddon Brook	2,229,174	2,229,174	-
Quarter Path	2,545,252	2,545,252	-
Total Land Banking Loans	6,332,739	6,332,739	-
	$16,861,142	$16,861,142	$-